Financial Instruments (Details) - Schedule of financial assets and financial liabilities - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Financial assets:
Cash and restricted deposits	$ 3,634	$ 6,920
Government authorities	45	52
Other receivables	46	2,504
Investments in financial assets	591
Total financial assets at amortized cost	4,316	9,476
Credit from others	102	45
Warrants liability	2,737	359
Lease liability	27	18
Total financial and lease liabilities	$ 2,866	$ 422